                                                                 EXHIBIT 99.1

                                    EXHIBIT A
                             JOINT FILING AGREEMENT

         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is filed on behalf of each of us.


Dated: August 4, 1998         T. J. BERTHEL INVESTMENT, L. P.
                              By: T. J. BERTHEL ENTERPRISES, INC.
                                 General Partner

                              By:
                                 -------------------------------------------
                                 THOMAS J. BERTHEL, President

                              BERTHEL FISHER & COMPANY FINANCIAL
                              SERVICES, INC.

                              By:
                                  ------------------------------------------
                                  THOMAS J. BERTHEL, Chief Executive Officer

                              BERTHEL FISHER & COMPANY LEASING, INC.

                              By:
                                  ------------------------------------------
                                  THOMAS J. BERTHEL, President

                              BERTHEL FISHER & COMPANY
                              INVESTMENTS, INC.

                              By:
                                 ------------------------------------------
                                 THOMAS J. BERTHEL, Chief Executive Officer

                              BERTHEL FISHER & COMPANY

                              By:
                                 -------------------------------------------
                                 THOMAS J. BERTHEL, President

                              ----------------------------------------------
                              THOMAS J. BERTHEL

                              T. J. BERTHEL ENTERPRISES, INC.

                              By:
                                 ------------------------------------------
                                 THOMAS J. BERTHEL, President

                                   TELECOMMUNICATIONS INCOME FUND IX, L.P.
                                   By: BERTHEL FISHER & COMPANY LEASING, INC.
                                       General Partner

                                   By:
                                      ------------------------------------------
                                      THOMAS J. BERTHEL, President



                                   TELECOMMUNICATIONS INCOME FUND  X, L.P.
                                   By: BERTHEL FISHER & COMPANY LEASING, INC.
                                    General Partner

                                   By:
                                      ------------------------------------------
                                      THOMAS J. BERTHEL, President



                                Page 12 of 12